UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Of 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2004

Central Garden & Pet Company

(Exact name of registrant as specified in its charter)

Delaware	0-20242	68-0275553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1340 Treat Boulevard, Suite 600, Walnut Creek, California	94597
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (925) 948-4000

3697 Mt. Diablo Boulevard, Lafayette, California 94549

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Item 2.02 Results of Operations and Financial Condition.

On October 28, 2004, Central Garden & Pet Company issued a press release announcing its preliminary financial results for the quarter and fiscal year ended September 25, 2004 and guidance for fiscal 2005. A copy of the press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1        Press release dated October 28, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL GARDEN & PET COMPANY

By:	/s/ Stuart W. Booth
Stuart W. Booth
Vice President Finance and Chief Financial Officer

Dated: October 28, 2004

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